                                                                    Exhibit 99.6



                                                                  EXECUTION COPY



                               FLOW SALE AGREEMENT
                          (Residential Mortgage Loans)




                          Dated as of November 1, 2006




                                  by and among




                        LUMINENT MORTGAGE CAPITAL, INC.,

                    MERCURY MORTGAGE FINANCE STATUTORY TRUST

                                       and

                     MAIA MORTGAGE FINANCE STATUTORY TRUST,
                                  as Purchasers



                                       and


                          LEHMAN CAPITAL, A DIVISION OF
                          LEHMAN BROTHERS HOLDINGS INC.
                                    as Seller

                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS..........................................................1


ARTICLE II AGREEMENT TO PURCHASE; PURCHASE PRICE; POSSESSION OF
                MORTGAGE FILES; BOOKS AND RECORDS; DELIVERY OF
                DOCUMENTS; CLOSING CONDITIONS.................................12

         Section 2.01.  Agreement to Purchase; Purchase Price; Mortgage and
                        Servicing Files.......................................12
         Section 2.02.  Books and Records; Transfers of Mortgage Loans........13
         Section 2.03.  Custodial Agreement; Delivery of Documents............14
         Section 2.04.  Closing Conditions....................................15

ARTICLE III REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH................16

         Section 3.01.  Seller Representations and Warranties.................16
         Section 3.02.  Purchasers' Representations and Warranties............17
         Section 3.03.  Representations and Warranties Regarding Individual
                        Mortgage Loans........................................18
         Section 3.04.  Repurchase............................................18
         Section 3.05.  Repurchase of Mortgage Loans With First Payment
                        Defaults..............................................19
         Section 3.06.  Purchase Price Protection.............................20
         Section 3.07.  Review of Mortgage Loans..............................20

ARTICLE IV SELLER TO COOPERATE................................................21

         Section 4.01.  Actions of Servicer...................................21
         Section 4.02.  Cooperation...........................................21

ARTICLE V THE SELLER..........................................................21

         Section 5.01.  Indemnification; Third Party Claims...................21

ARTICLE VI WHOLE LOAN TRANSFERS AND SECURITIZATION TRANSACTIONS...............22

         Section 6.01.  Removal of Mortgage Loans from Inclusion Under this Agreement........................................22

ARTICLE VII MISCELLANEOUS PROVISIONS..........................................23

         Section 7.01.  Amendment.............................................23
         Section 7.02.  Governing Law.........................................23
         Section 7.03.  Duration of Agreement.................................23
         Section 7.04.  Notices...............................................23
         Section 7.05.  Severability of Provisions............................24
         Section 7.06.  Relationship of Parties...............................24
         Section 7.07.  Execution; Successors and Assigns; Counterparts.......25
         Section 7.08.  Recordation of Assignments of Mortgage................25
         Section 7.09.  Assignment by Purchaser...............................25
         Section 7.10.  Solicitation of Mortgagor.............................25

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         Section 7.11.  Further Agreements....................................26
         Section 7.12.  Confidential Information..............................26
         Section 7.13.  Exhibits..............................................27
         Section 7.14.  General Interpretive Principles.......................27
         Section 7.15.  Reproduction of Documents.............................27
         Section 7.16.  Purchase Price and Terms Letter.......................28



                                    EXHIBITS

         Exhibit A     Mortgage Loan Documents
         Exhibit B     Custodial Agreement
         Exhibit C     Form of Assignment, Assumption and Recognition Agreement
         Exhibit D     Representations and Warranties Regarding Individual
                         Mortgage Loans
         Exhibit E     Form of Memorandum of Sale
         Exhibit F     Regulation AB Compliance Addendum

     FLOW SALE AGREEMENT, dated as of November 1, 2006 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this "Agreement"), is made by and among LUMINENT MORTGAGE CAPITAL, INC., MERCURY MORTGAGE FINANCE STATUTORY TRUST, MAIA MORTGAGE FINANCE STATUTORY TRUST, as purchasers (collectively, the "Purchasers", and individually, as the purchaser of any Mortgage Loan (defined below) hereunder, the "Purchaser"), and LEHMAN CAPITAL, A DIVISION OF BROTHERS HOLDINGS INC., as seller (the "Seller").

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, among other things, the Seller is in the business of selling residential first and second lien fixed and adjustable rate mortgage loans; and

     WHEREAS, each Purchaser has agreed to purchase from time to time from the Seller and the Seller has agreed to sell from time to time to such Purchaser first and second lien fixed and adjustable rate mortgage loans; and

     WHEREAS, the Mortgage Loans will be sold by the Seller and purchased by the Purchaser as pools or groups of whole loans, servicing retained (each, a "Mortgage Loan Package") on the various Closing Dates as provided herein; and

     WHEREAS, each of the Mortgage Loans will be secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule for the related Mortgage Loan Package, which will be annexed to a Memorandum of Sale on the related Closing Date; and

     WHEREAS, each Mortgage Loan Package will initially be serviced by Aurora Loan Services LLC, pursuant to a Servicing Agreement, dated as of November 1, 2006 by and among the Seller, the Purchasers and Aurora Loan Services LLC; and

     WHEREAS, following any purchase of the Mortgage Loans from the Seller, the Purchaser may desire to sell some or all of the Mortgage Loans to one or more purchasers as a whole loan transfer, agency transfer or a public or private, rated or unrated mortgage securitization transaction.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the Purchasers and the Seller agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

     Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices and procedures (including collection procedures)
(i) of prudent mortgage lending institutions which service mortgage loans of the


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same type as such Mortgage Loans in the jurisdiction where the related Mortgaged
Property is located, (ii) that comply with applicable federal, state and local law and (iv) that, where applicable, are in accordance with the Fannie Mae Guides in all material respects.

     Adjustable Rate Mortgage Loan: A Mortgage Loan that contains a provision pursuant to which the Mortgage Interest Rate is adjusted periodically.

     Agreement: As defined in the introductory paragraph hereof.

     ALTA: The American Land Title Association or any successor thereto.

     Anti-Money Laundering Laws: As defined in paragraph (ff) of Exhibit D.

     Appraisal: A written appraisal of a Mortgaged Property made by a Qualified Appraiser, which appraisal must be written, in form and substance, to Fannie Mae and Freddie Mac standards, and satisfy the requirements of Title XI of the Financial Institution, Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, in effect as of the date of the appraisal.

     Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

     Approved Flood Policy Insurer: An insurer that meets the guidelines of the Federal Insurance Administration.

     Assignment,   Assumption   and   Recognition   Agreement:   The   agreement
substantially in the form of Exhibit C attached hereto.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

     BPO: A broker's price opinion with respect to a Mortgaged Property.

     Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of New York, Colorado, Nebraska or the state in which the Seller's servicing operations are located are authorized or obligated by law or executive order to be closed.

     Buydown Agreement: An agreement which provides for the application of Buydown Funds.

     Buydown Funds: In respect of any Buydown Mortgage Loan, an amount held by the servicer of such Buydown Mortgage Loan in order to enable the Mortgagor to reduce the portion of each Monthly Payment required to be made from the Mortgagor's funds.

     Buydown Mortgage Loan: Any Mortgage Loan that is subject to a Buydown Agreement.

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     Buydown  Period:  The period of time when a Buydown  Agreement is in effect with respect to a related Buydown Mortgage Loan.

     Closing Date: With respect to a Mortgage Loan Package, the date or dates, set forth in the related Memorandum of Sale, on which the Purchaser will purchase and the Seller will sell the Mortgage Loans identified therein.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     Combined Loan-to-Value Ratio or CLTV: With respect to any Second Lien Mortgage Loan, the sum of the original principal balance of such Second Lien Mortgage Loan and the outstanding principal balance, as of the date of origination of the Second Lien Mortgage Loan, of any mortgage loan which is senior in priority to such Second Lien Mortgage Loan, divided by the lesser of
(i) the Appraised Value of the Mortgaged Property and (ii) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

     Consumer Information: Shall have the meaning set forth in the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616 (as amended, supplemented or restated).

     Covered Loan: A Mortgage Loan categorized as "Covered" pursuant to Appendix E of Standard & Poor's Glossary.

     Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04 of the Servicing Agreement.

     Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, which is annexed hereto as Exhibit B.

     Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

         Cut-off Date: With respect to each Mortgage Loan in a Mortgage Loan Package, the date set forth in the related Purchase Price and Terms Letter.

     Defective Document: As defined in Section 3.04.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Due Date: The first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to each Mortgage Loan for which payment from the related Mortgagor is due on a day other than the first day of the month, each such Mortgage Loan will be treated as if the

Monthly Payment is due on the first day of the month following the actual Due Date.

     Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

     Escrow Account: The separate account or accounts created and maintained pursuant to the Servicing Agreement.'

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

     Fannie Mae: The entity formerly known as Federal National Mortgage Association (FNMA), or any successor thereto.

     First Lien Mortgage Loan: A Mortgage Loan secured by a first priority lien on the related Mortgaged Property.

     Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation (FHLMC), or any successor thereto.

     GAAP:  With  respect  to  the  financial   statements  or  other  financial
information of any Person, generally accepted accounting principals in the United States that are in effect from time to time.

     Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate.

     High Cost Loan: A Mortgage Loan (a) covered by HOEPA or (b) a "high cost home," "threshold," "covered," (excluding New Jersey "Covered Home Loans" as that term was defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002 during the period between November 26, 2003 and July 7, 2004), "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

     HOEPA: The Home Ownership and Equity Protection Act of 1994, as amended.

     Holding Period: As to each Mortgage Loan, except as set forth in the related Purchase Price and Terms letter, the period beginning on the Closing Date and ending on the last day of the second full calendar month thereafter.

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     Index:  With respect to any  Adjustable  Rate Mortgage  Loan, the index set forth in the related Mortgage Note for the purpose of calculating interest therein.

     Interest Only Mortgage Loan: A Mortgage Loan that requires only payments of interest for a period of time specified in the related Mortgage Note.

     Interim Funder: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS Procedures Manual.

     Investor: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the investor pursuant to the MERS Procedures Manual.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, discounted payoff, foreclosure sale or otherwise, or the sale of an REO Property acquired in satisfaction of the Mortgage Loan.

     Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the lesser of (i) the Appraised Value of the Mortgaged Property and (ii) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

     Losses: Losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses, provided, however, that losses shall not include punitive, consequential, exemplary or special damages except to the extent that an indemnified party hereunder is obligated to pay such damages to a third party that is not an indemnitee of such indemnified party.

     Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

     Memorandum of Sale: With respect to each Mortgage Loan and the Mortgage Loan Package, the memorandum of sale, substantially in the form of Exhibit E attached hereto, confirming the sale by Seller and the purchase by Purchaser of the Mortgage Loan Package on the related Closing Date.

     MERS: MERSCORP, Inc., its successors and assigns.

     MERS Designated Mortgage Loan: A Mortgage Loan for which (a) the Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller, in accordance with MERS Procedures Manual and (b) the Seller has designated or will designate the Purchaser as the Investor on the MERS System.

     MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

     MERS Report: The report from the MERS System listing MERS Designated Mortgage Loans and other information.

     MERS System: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

     Monthly Payment: With respect to any Mortgage Loan, the scheduled payment of principal, if any, and interest payable by a Mortgagor under the related Mortgage Note on each Due Date, which payment may change on any Adjustment Date as provided in the related Mortgage Note and Mortgage for any Adjustable Rate Mortgage Loan.

     Moody's: Moody's Investors Service, Inc.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple or leasehold estate in real property securing the Mortgage Note.

     Mortgage File: The items pertaining to a particular Mortgage Loan that are held by the Custodian and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage  Interest  Rate:  The annual rate of interest  borne on a Mortgage
Note in accordance with the provisions of the Mortgage Note net of any Relief Act Reduction.

         Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule annexed to the related Memorandum of Sale, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, except for any and all Servicing Rights related thereto.

     Mortgage Loan Documents: The documents referred to in Exhibit A.

     Mortgage Loan Package: The pool or group of whole loans purchased on a Closing Date, as described in the Mortgage Loan Schedule annexed to the related Memorandum of Sale.

     Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

     Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans annexed to the related Memorandum of Sale (and delivered in electronic format to the Purchaser), such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

          (1) the Seller's Mortgage Loan number;

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          (2)  Mortgagor's name (including any co-mortgagors);

          (3) the full street address, city, state and zip code of the Mortgaged Property;

          (4)  the Mortgagor's and co-mortgagor's FICO score;

          (5) a code indicating whether the loan was originated through a correspondent, retail, or wholesale channel;

          (6)  the number of units for all Mortgaged Properties;

          (7)  [Reserved];

          (8) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, PUD, townhouse or condominium or secured by Co-op Shares;

          (9)  the Mortgage Interest Rate as of the Cut-off Date;

          (10) the Mortgage Interest Rate as of the date of origination;

          (11) the current Mortgage Loan Remittance Rate;

          (12) the Monthly Payment as of the date of origination;

          (13) the Monthly Payment as of the Cut-off Date;

          (14) the date of the Mortgage Note;

          (15) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

          (16) the date on which the first Monthly Payment was due;

          (17) the last payment date on which a payment was applied;

          (18) the original term to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule;

          (19) the scheduled maturity date;

          (20) the Loan-to-Value Ratio;

          (21) a code indicating the type of Adjustable Rate Mortgage Loan (i.e. 3/1, 5/1, 7/1, etc.);

          (22)  the Gross Margin;

          (23)  the Index;

          (24)  Adjustment Dates and the next Adjustment Date;

          (25)  the lifetime Mortgage Interest Rate cap and Periodic Caps;

          (26) a code indicating whether the Mortgage Loan is convertible or not;

          (27) a code indicating the name of the issuer of the PMI Policy, if any;

          (28)  a code indicating the lien status of the Mortgage Loan;

          (29) a code indicating whether the Mortgage Loan is a Buydown Mortgage Loan;

          (30) a code indicating whether such Mortgage Loan provides for a Prepayment Penalty and, if applicable, the Prepayment Penalty period for such loan;

          (31)  a  code   indicating   whether   the   Mortgaged   Property   is
                owner-occupied or investor property;

          (32)  the documentation level (full, alternative, limited);

          (33)  loan purpose;

          (34)  the Appraised Value;

          (35)  the applicable Servicing Fee Rate;

          (36) a code indicating whether the Mortgage Loan is a "high cost" (or similarly classified) loan under applicable federal, state and local laws;

          (37)  the debt-to-income ratio of the Mortgagor; and

          (38)  delinquency counter.

          With respect to the Mortgage Loans in the aggregate in the related Mortgage Loan Package, the respective Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date:

          (i)   the number of Mortgage Loans;

          (ii) the current aggregate outstanding principal balance of the Mortgage Loans;

          (iii) the  weighted  average  Mortgage  Interest  Rate of the Mortgage
                Loans;

          (iv)  the weighted average months to maturity of the Mortgage Loans.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The real property, including any improvements, securing repayment of the debt evidenced by a Mortgage Note.

     Mortgagor: The obligor on a Mortgage Note.

     Negative Amortization: An increase in the mortgage debt that occurs when the Monthly Payment is not sufficient for full application to both principal and interest. The interest shortage is added to the unpaid principal balance to create "negative" amortization.

     Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President, a Senior Vice President, a First Vice President, a Vice President, Assistant Vice President, Treasurer,
Secretary, Assistant Treasurer, Assistant Secretary or another authorized signatory of the Seller.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Seller, reasonably acceptable to the Purchaser.

     Payment Adjustment Date: With respect to each Adjustable Rate Mortgage Loan or Interest Only Mortgage Loan, the date on which Monthly Payments shall be adjusted. With respect to each Adjustable Rate Mortgage Loan, the Payment Adjustment Date shall occur on the date which is 11 months from the first payment date for the Mortgage Loan, unless otherwise specified in the Mortgage Note, and on each anniversary of such first Payment Adjustment Date.

     Periodic Interest Rate Cap: As to each Adjustable Rate Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date pursuant to the terms of the Mortgage Note.

     Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     Prepayment Interest Shortfall: As to any Remittance Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Remittance Date, the amount, if any, by which one month's interest at the related Mortgage Loan Remittance Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Prepayment Premium: Payments received on a Mortgage Loan as a result of a Principal Prepayment hereon, not otherwise due thereon in respect of principal or interest, which, unless otherwise set forth in the Purchase Price and Terms Letter, shall be retained by the Seller.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Premium thereon (to the extent the Purchaser is entitled to such pursuant to the related Purchase Price and Terms Letter) and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Purchase Price: The price paid on the Closing Date by the Purchaser to the Seller for the Mortgage Loans.

     Purchase Price and Terms Letter: The letter agreement between the Seller and the Purchaser entered into prior to the related Closing Date relating to the sale of one or more Mortgage Loan Packages.

     Purchaser(s): As defined in the introductory paragraph hereof.

     Qualified Appraiser: An appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of the Financial Institution Reform, Recovery, and Enforcement Act and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

     Rating Agency: Each of Fitch, Inc., Moody's and S&P, or any successor thereto.

     Reconstitution Agreement: As defined in Section 6.01.

     Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Securitization Transaction or Whole Loan Transfer pursuant to Section 6.01 hereof. The Reconstitution Date shall be such date which the Purchaser and the subsequent purchaser or transferee of the related Mortgage Loans shall designate. On such date, except as provided in this Agreement, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Seller's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

     Regulation  AB  Compliance   Addendum:   Exhibit  F  attached   hereto  and
incorporated herein by reference thereto.

     Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, or any similar state or local law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Repurchase Price: Except as otherwise provided in the Purchase Price and Terms Letter, with respect to any Mortgage Loan, the Stated Principal Balance of the Mortgage Loan plus interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the last day of the month in which such repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase plus, without duplication, the amount of any advances owed to any servicer.

     RESPA: The Real Estate Settlement Procedures Act, as amended.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies., Inc.

     Second Lien Mortgage Loan: A Mortgage Loan secured by a second priority lien on the related Mortgaged Property.

     Securities Act of 1933 or the 1933 Act: The Securities Act of 1933, as amended.

     Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Seller: As defined in the introductory paragraph hereof.

     Servicer: Aurora Loan Services LLC.

     Servicing Agreement: The servicing agreement, dated as of November 1, 2006, by and among the Purchasers, the Servicer and the Seller, as servicing rights owner.

     Servicing File: With respect to each Mortgage Loan, the file retained by the Seller consisting of originals or copies, which may be imaged copies, of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

     Servicing Officer: Any officer of the Seller involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.

     Servicing Rights: With respect to each Mortgage Loan, any of the following:
(a) all rights to service the Mortgage Loan; (b) any payments or monies payable or received or receivable for servicing the Mortgage Loan, (c) any late fees, assumption fees, penalties or similar payments with respect to the Mortgage; (d) all agreements or documents creating, defining or evidencing any such servicing rights and all rights of the Seller thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loan and any amounts actually collected with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; (g) possession and use of any and all Servicing Flies pertaining to the Mortgage Loan or pertaining to the past, present or prospective servicing of the Mortgage Loan; and (h) all rights, powers and privileges incident to any of the forgoing.

     Stated Principal Balance: As to each Mortgage Loan as to any date of determination, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to the principal portion of any Monthly Payments due on or before such date, whether or not received, as well as any Principal Prepayments received before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.

     Underwriting Guidelines: The underwriting guidelines pursuant to which one or more of the Mortgage Loans were originated, as attached as an exhibit to the Memorandum of Sale. The exception policies of the Seller shall be incorporated into and considered a part of the Underwriting Guidelines.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

                                   ARTICLE II

          AGREEMENT TO PURCHASE; PURCHASE PRICE; POSSESSION OF MORTGAGE
            FILES; BOOKS AND RECORDS; DELIVERY OF DOCUMENTS; CLOSING
                                   CONDITIONS

Section 2.01. Agreement to Purchase; Purchase Price; Mortgage and Servicing
                   --------------------------------------------------------
Files.
-----

     (a) Agreement to Purchase.
         ----------------------

     (i) In exchange for the payment of the Purchase Price to the Seller on the related Closing Date, the Seller agrees to sell and the Purchaser agrees to purchase, without recourse but subject to the terms of this Agreement, on a servicing retained basis, all the right, title and interest of the Seller in and to the Mortgage Loans included in a Mortgage Loan Package, other than the Servicing Rights with respect thereto.

     (ii) The Purchaser, on each Closing Date, does hereby assume for the benefit of the Seller all of the rights, title, interest, and obligations of the Seller arising from and after the related Closing Date (except with respect to Servicing Rights), in and to (A) the Mortgage Loans in the related Mortgage Loan Package and (B) with respect to each Mortgage Loan in the related Mortgage Loan Package, the Mortgage Files.

     (b) Purchase Price.
         ---------------

     (i) The Purchase Price for each Mortgage Loan Package shall be the percentage of par as stated in or as otherwise calculated pursuant to the related Purchase Price and Terms Letter (subject to adjustment as provided therein) multiplied by the aggregate Stated Principal Balance of the Mortgage Loans listed on the related Mortgage Loan Schedule as of the related Cut-off Date, plus accrued interest on the aggregate Stated Principal Balance of the Mortgage Loan Package at the weighted average Mortgage Loan Remittance Rate from the related Cut-off Date through the day prior to the related Closing Date, inclusive. Such payments shall be made by Purchaser to the account designated by the Seller by wire transfer to immediately available funds by 3:00 p.m., Charlotte, North Carolina time, on the related Closing Date.

     (ii) The Purchaser shall be entitled to (A) all scheduled principal due after the related Cut-off Date, (B) all other recoveries of principal collected on or after the related Cut-off Date (minus any principal due on or before the Cut-off Date), (C) all payments of interest after the Cut-off Date on the Mortgage Loans at the Mortgage Loan Remittance Rate (minus that portion of any such payment that is allocable to the period prior to the related Cut-off Date) and (D) to the extent set forth in the Purchase Price and Terms Letter, all Prepayment Premiums.

     (iii) If, subsequent to the related Closing Date, the principal amount on which the Purchase Price with respect to a Mortgage Loan was based is found to be in error, or if, for any other reason, the Purchase Price or such other amounts are found to be in error, within ten Business Days of the receipt of information sufficient to provide notice that payment is due the party benefiting from the error shall pay an amount sufficient to correct and reconcile the Purchase Price.

     (c) Possession of Mortgage Files.
         -----------------------------

     Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall vest immediately in the Purchaser and shall be retained and maintained by the Seller, in trust, at the will of the Purchaser and only in such custodial capacity.

Section 2.02.  Books and Records; Transfers of Mortgage Loans.
               ----------------------------------------------

     (a) From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, but not including Servicing Rights or Prepayment Premiums except to the extent provided for in the Purchase Price and Terms Letter, shall be received and held by the Seller in trust for the benefit of the Purchaser as owner of the Mortgage Loans.

     (b) The sale of each Mortgage Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller. The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan, which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser.

     (c) No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans; provided, however, that the transferee will not be deemed to be a Purchaser hereunder binding upon the Seller unless such transferee shall agree in writing to be bound by the terms of this Agreement and an Assignment, Assumption and Recognition Agreement. The Purchaser shall also advise the Seller of any such transfer.

Section 2.03.  Custodial Agreement; Delivery of Documents.
               ------------------------------------------

     (a) The Seller will, with respect to each Mortgage Loan, deliver and release the Mortgage Loan Documents to the Custodian at least five Business Days prior to the related Closing Date.

     (b) With respect to any Mortgage Loan that is not a MERS Designated Mortgage Loan, the Seller shall deliver an Assignment of Mortgage (together with any intervening Assignments of Mortgage) in blank in recordable form. All recording fees and other costs associated with the initial recording of Assignments of Mortgage and other relevant documents to the Purchaser or its designee will be borne by the Seller. For Mortgage Loans not registered under the MERS System, if the Purchaser requests that the related Assignments of Mortgage be recorded, the Seller shall cause such Assignments of Mortgage which were delivered in blank to be completed and to be recorded. The Seller shall be required to deliver such Assignments of Mortgage for recording within 90 days after the date on which the Seller is notified that recording will be required pursuant to this Section 2.03. The Seller shall furnish the Custodian with a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly have a substitute Assignment of Mortgage prepared or have such defect cured, as the case may be, and thereafter cause such Assignment of Mortgage to be duly recorded. The Purchaser shall bear all recordation costs and expenses in connection with any subsequent Assignments of Mortgage.

     (c) With respect to any MERS Designated Mortgage Loan, the Seller agrees that on or prior to each Closing Date it will cause, at its own expense, the MERS System to indicate that the related Mortgage Loans have been assigned by the Seller to the Purchaser in accordance with this Agreement by entering in the MERS System the information required by the MERS System to identify the Purchaser as owner of such Mortgage Loans.

     (d) If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Designated Mortgage Loan, the Seller shall either
(i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS system in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS System the Seller or its designee as the beneficial holder of such Mortgage Loan.

     (e) The Custodian shall be required to certify its receipt of the Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement prior to the related Closing Date, as evidenced by the initial certification of the Custodian in the form annexed to the Custodial Agreement. The Purchaser shall be responsible for the initial and on-going fees and expenses of the Custodian.

Section 2.04.  Closing Conditions.
               ------------------

     (a) The closing for the purchase and sale of each Mortgage Loan Package shall take place on the respective Closing Date. The closing shall be either by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties may agree.

     (b) The closing for each Mortgage Loan Package shall be subject to the satisfaction of each of the following conditions precedent:

          (i) with respect to the Purchaser's obligations to close:

               (A) the Seller shall have delivered to the Purchaser and the Custodian the related Mortgage Loan Schedule and an electronic data file containing information on a loan-level basis;

               (B) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date (or, with respect to Section 3.03, such other date specified therein) in all material respects;

               (C) the Purchaser shall have received from the Custodian an initial certification with respect to its receipt of the Mortgage Loan Documents for the related Mortgage Loans;

               (D) the Purchaser shall have received true executed copies of the related Memorandum of Sale, the related Purchase Price and Terms Letter setting forth the Purchase Price(s), and the accrued interest thereon, for the Mortgage Loan Package, in each case executed on behalf of the Seller;

               (E) all other terms and conditions of this Agreement, the related Memorandum of Sale and the related Purchase Price and Terms Letter to be satisfied by the Seller shall have been complied with in all material respects; and

          (ii) with respect to the Seller's obligations to close:

               (A) the Seller shall have received a copy of the initial certification of the Custodian with respect to its receipt of the Mortgage Loan Documents for the related Mortgage Loans;

               (B) the Seller has received true executed copies of the related Memorandum of Sale, the related Purchase Price and Terms Letter setting forth the Purchase Price(s), and accrued interest thereon, for the Mortgage Loan Package, in each case executed on behalf of the Purchaser;

               (C) all terms and conditions of this Agreement, the related Memorandum of Sale and the related Purchase Price and Terms Letter to be satisfied by the Purchaser shall have been materially complied with; and

               (D) upon  satisfaction  of the foregoing  conditions  (A) through
(C), payment by the Purchaser to the Seller of the Purchase Price for the related Mortgage Loan Package.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH

Section 3.01.  Seller Representations and Warranties.
               -------------------------------------

     The Seller hereby represents and warrants to the Purchasers that, as of the related Closing Date:

     (a) Due Organization and Authority. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller; the Seller has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms.

     (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

     (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the organizational documents of the Seller, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject.

     (d) Ability to Perform; Solvency. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Seller's creditors.

     (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement.

     (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (g) Selection Process. The Seller used no selection procedures so as to affect adversely the interests of the Purchaser.

     (h) Sale Treatment. The Seller will treat the sale of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes.

     (i) No Brokers' Fees. The Seller has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

Section 3.02.  Purchasers' Representations and Warranties.
               ------------------------------------------

     Each Purchaser hereby represents and warrants to the Seller that, as of the related Closing Date:

     (a) Due Organization and Authority. The Purchaser is either a Maryland corporation or a Maryland business trust, in each case duly organized, validly existing and in good standing and each has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Purchaser; each Purchaser has the full entity power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by each Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of each Purchaser; and all requisite entity action has been taken by each Purchaser to make this Agreement valid and binding upon such Purchaser in accordance with its terms.

     (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of each Purchaser.

     (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by a Purchaser, the sale of the Mortgage Loans to a Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the organizational documents of such Purchaser, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which such Purchaser or its property is subject.

     (d) Ability to Perform. No Purchaser believes, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

     (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or to its knowledge threatened against any Purchaser which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Purchaser, or in any material impairment of the right or ability of such Purchaser to carry on its business substantially as now conducted, or in any material liability on the part of such Purchaser, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of such Purchaser to perform under the terms of this Agreement.

     (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

     (g) No Brokers' Fees. No Purchaser has dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

Section 3.03.  Representations and Warranties Regarding Individual Mortgage
               ------------------------------------------------------------
Loans.
------

     As to each Mortgage Loan, the Seller hereby represents and warrants to the Purchaser that as of the related Closing Date (or such other date as set forth therein) all of the representations and warranties set forth on Exhibit D are true, complete and correct.

Section 3.04.  Repurchase.
               ----------

     It is understood and agreed that the representations and warranties set forth or referred to in Sections 3.01 and 3.03 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Seller or the Purchaser of (a) any Mortgage Loan Document that is materially defective or missing six months following the Closing Date (other than the missing original documents that are being recorded and have not yet been returned from the recording office) ("Defective Document") or (b) a breach of any of the representations and warranties set forth in

Sections 3.01 or 3.03 (without regard to any knowledge qualifier) that materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser (or that materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan) (a "Breach"), the party discovering such breach shall give prompt written notice to the other. Any breach of paragraph (nn), (xx) or (ccc) of Exhibit D shall be deemed to materially and adversely affect the interests of the Purchaser.

     Within 60 days after the earlier of either discovery by or notice to the Seller of any Defective Document or Breach, the Seller shall use its commercially reasonable best efforts promptly to cure such Defective Document or Breach in all material respects and, if such Defective Document or Breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a Breach shall involve any representation or warranty set forth in Section 3.01, and such Breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such Breach, all of the Mortgage Loans in the Mortgage Loan Package for which such representation or warranty was given, to the extent each such Mortgage Loan is materially affected by such Breach, shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price.

     Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall occur on a date mutually acceptable to the Purchaser and the Seller and within the 30 days following the end of the cure period and shall be accomplished by wire transfer of immediately available funds or a deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

     At the time of repurchase, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the Deleted Mortgage Loan. Upon such repurchase the Mortgage Loan Schedule shall be deemed amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

     In addition to such repurchase obligation, the Seller shall indemnify (from its own funds and not from the Custodial Account or Escrow Account) the Purchaser and hold it harmless against any Losses resulting from any claim, demand, defense or assertion resulting from a Breach of the representations and warranties of the Seller contained in this Agreement; provided, however, that such indemnification shall not include punitive, consequential, exemplary or special damages. It is understood and agreed that the obligations of the Seller set forth in this Section 3.04 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.04 constitute the sole remedies of the Purchaser respecting a breach of its representations and warranties.

Section 3.05.  Repurchase of Mortgage Loans With First Payment Defaults.
               --------------------------------------------------------

     Except as set forth in a Purchase Price and Terms Letter, if the related Mortgagor is 30 days or more delinquent with respect to a Monthly Payment under a Mortgage Loan at any time prior to the expiration of the Holding Period for such Mortgage Loan, the Seller shall, at the Purchaser's option exercised no later then 90 days after the end of the related Holding Period, repurchase such Loan from the Purchaser in accordance with Section 3.03 hereof; provided, that the Seller shall not be required to repurchase such Mortgage Loan if it can demonstrate to the Purchaser's reasonable satisfaction within 30 days of such reported delinquency that the related Mortgagor timely made all payments required of the Mortgagor but such payment was otherwise misapplied. In the event a Mortgagor exercises any right of rescission it may have with respect to the related Mortgage Loan that arises as a result of an act or omission prior to the related Closing Date, the Seller shall repurchase such Mortgage Loan at the related Repurchase Price within 30 days of receiving notice of such Mortgagor's intention to rescind the Mortgage Loan.

Section 3.06.  Purchase Price Protection.
               -------------------------

     Except as set forth in a Purchase Price and Terms Letter, with respect to any Mortgage Loan that prepays in full at any time prior to the date that is 60 days after the Closing Date for such Mortgage Loan, the Seller shall reimburse the Purchaser, within 30 days following the prepayment in full of such Mortgage Loan, the amount (if any) by which the portion of the Purchase Price paid by the Purchaser to the Seller for such Mortgage Loan exceeded 100% of the outstanding Stated Principal Balance of the Mortgage Loan as of the related Cut-off Date.

Section 3.07.  Review of Mortgage Loans.
               ------------------------

     (a) Prior to the related Closing Date, the Purchaser shall have the right at its own expense to review the Mortgage Files and obtain BPOs on the Mortgaged Properties relating to the Mortgage Loans purchased on the related Closing Date, with the results of such BPO reviews to be communicated to the Seller at least ten Business Days prior to the related Closing Date. In addition, the Purchaser shall have the right to reject any Mortgage Loan which in the Purchaser's sole reasonable determination (i) fails to conform to the applicable Underwriting Guidelines (unless the Mortgage Loan has been underwritten to provide for compensating factors) or (ii) the value of the Mortgaged Property pursuant to any BPO is 15% lower than the lesser of (A) the Appraised Value of the Mortgaged Property or (B) the purchase price of the Mortgaged Property as of the date of origination of the related Mortgage Loan. The Seller shall make available all files required by the Purchaser in order to complete its review, including all CRA/HMDA required data fields. Any review performed by the Purchaser prior to the related Closing Date shall not limit the Purchaser's rights or the Seller's obligations under this section.

     (b) If post-closing due diligence review is permitted under the related Purchase Price and Terms Letter, from the related Closing Date until the date 30 days after the related Closing Date, the Purchaser shall have the right to review the Mortgage Files and obtain BPOs on the Mortgaged Properties relating to the Mortgage Loans purchased on the related Closing Date, with the results of such BPO reviews to be communicated to the Seller for a period up to 30 days after the related Closing Date. In addition, the Purchaser shall have the right to reject any Mortgage Loan which in the Purchaser's sole reasonable determination (i) fails to conform to the applicable Underwriting Guidelines (unless the Mortgage Loan has been underwritten to provide for compensating factors) or (ii) the value of the Mortgaged Property pursuant to any BPO is 15% lower than the lesser of (A) the Appraised Value of the Mortgaged Property or
(B) the purchase price of the Mortgaged Property as of the date of origination of the related Mortgage Loan. In the event that the Purchaser so rejects any Mortgage Loan, the Seller shall repurchase the rejected Mortgage Loan at the repurchase price as set forth in the related Purchase Price and Terms Letter upon receipt of notice from the Purchaser of the rejection of such Mortgage Loan. Any rejected Mortgage Loan shall be removed from the terms of this Agreement. The Seller shall make available all files required by the Purchaser in order to complete its review, including all CRA/HMDA required data fields. Any review performed by the Purchaser prior to the related Closing Date shall not limit the Purchaser's rights or the Seller's obligations under this section.

                                   ARTICLE IV

                               SELLER TO COOPERATE

Section 4.01.  Actions of Servicer.
               -------------------

     The parties agree that the performance of the Servicer of any of the Seller's obligations hereunder shall be deemed to be the performance by the Seller.

Section 4.02.  Cooperation.
               -----------

     The Seller and the Purchaser shall cooperate fully with each other and their respective counsel and other representatives and advisors in connection with the steps required to be taken as part of their respective obligations under this Agreement.

                                   ARTICLE V

                                   THE SELLER

Section 5.01.  Indemnification; Third Party Claims.
               -----------------------------------

     The Seller shall indemnify each Purchaser and hold it harmless against any and all Losses that any Purchaser may sustain resulting from or arising out of the negligence, bad faith or willful misconduct of the Seller in the performance of its duties under this Agreement.

     The Purchasers, jointly and severally, shall indemnify the Seller and hold it harmless against any and all Losses that the Seller may sustain resulting from or arising out the Mortgage Loans or this Agreement, including any Breach by the Purchaser.

     The Seller shall notify the Purchasers if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any Purchaser in respect of such claim. The Seller shall follow any written instructions received from the Purchaser in connection with such claim. The Purchasers promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence, except when the claim results from or arises out of a Breach by the Seller or the negligence, bad faith or willful misconduct of the Seller. The provisions of this Section 5.01 shall survive termination of this Agreement.

                                   ARTICLE VI

              WHOLE LOAN TRANSFERS AND SECURITIZATION TRANSACTIONS

Section 6.01.  Removal of Mortgage Loans from Inclusion Under this Agreement.
               -------------------------------------------------------------

     The Purchasers and the Seller agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, may effect one or more Whole Loan Transfers or Securitization Transactions (but in no event may the Purchaser affect more than three Reconstitutions of the Mortgage Loans in any Mortgage Loan Package), retaining the Servicer as the servicer thereof or subservicer if a master servicer is employed.

     The Seller shall cooperate with the Purchaser in connection with each Whole Loan Transfer or Securitization Transaction in accordance with this Section
6.01. In connection therewith the Seller shall:

     (a) (i) restate all representations and warranties made herein with respect to the Mortgage Loans as of the related Closing Date (or such other date as set forth in any representation and warranty) and (ii) make representations (a) through (f) with respect to the Seller itself as of the closing date of each Whole Loan Transfer or Securitization Transaction to the extent provided for in such Reconstitution Agreement; provided, however, that the Seller shall have no obligation to make or restate any additional representations and warranties with respect to the Mortgage Loans or itself;

     (b) execute an Assignment, Assumption and Recognition Agreement and at the option of the Purchaser, cause the Servicer to negotiate in good faith and execute any pooling and servicing agreement or similar agreements (a "Reconstitution Agreement") necessary to effectuate the foregoing provided (i) that the Seller and Servicer shall be given reasonable time to negotiate any such Reconstitution Agreement, which shall in no event be less than ten Business Days prior to the related Closing Date and (ii) that such agreements create no greater obligation on the part of the Seller or Servicer than otherwise set forth in this Agreement and do not materially and adversely alter the Seller's rights hereunder or Servicer's rights under the Servicing Agreement; and

     (c) provide as applicable:

          (i)  any  and  all  information   and   appropriate   verification  of
information which may be reasonably available to the Seller, including information regarding the Seller's foreclosure, delinquency and loss experience, as the Purchaser shall reasonably request; and

          (ii) such additional opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably believed necessary by the trustee, any rating agency or any credit enhancement provider, as the case may be, in connection with Whole-Loan Transfers or Securitization Transactions;

     Unless otherwise set forth in the Purchase Price and Term Letter, the internal and third-party fees and costs of the Seller associated with the negotiation, preparation and delivery of the information required or requested pursuant to this Section 6.01 in connection with the first Reconstitution with respect to a Mortgage Loan Package shall be borne by the Seller. The Purchaser shall pay the reasonable third-party fees and costs of the Seller associated with the negotiation, preparation and delivery of the information required or requested pursuant to this Section 6.01 in connection with any subsequent Reconstitution with respect to a Mortgage Loan Package.

     In order to facilitate compliance with Regulation AB promulgated under the Securities Act, the Seller and the Purchasers agree to comply with the provisions of the Regulation AB Compliance Addendum attached hereto as Exhibit F.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

Section 7.01.  Amendment.
               ---------

     This Agreement may be amended from time to time by written agreement signed by the Seller and the Purchaser.

Section 7.02.  Governing Law.
               -------------

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     EACH OF THE SELLER AND THE PURCHASERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE SELLER OR THE PURCHASER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PURCHASER TO ENTER INTO THIS AGREEMENT.

Section 7.03.  Duration of Agreement.
               ---------------------

     This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

Section 7.04.  Notices.
               -------

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile, personally delivered at or mailed by overnight courier, addressed as follows:

          (i)  if to the Seller:

               Lehman Capital, A Division of
               Lehman Brothers Holdings Inc.
               745 7th Avenue, 6th Floor
               New York, NY 10019
               Attention:  Jack Desens
               Tel:  (212) 526-5837
               Fax:  (212) 758-1782

               or such other address as may hereafter be furnished to the Purchasers in writing by the Seller;

         (ii)  if to any Purchaser:

               Luminent Mortgage Capital, Inc.
               One Commerce Square,
               2005 Market Street, Suite 2100
               Philadelphia, PA  19103
               Attention:  Trez Moore
               Tel:  (215) 564-5900
               Fax:  (215) 564-5990

               with a copy to:
               Luminent Mortgage Capital Inc.
               One Market Street, Spear Tower, 30th floor
               San Francisco, CA  94105
               Attention: Christopher Zyda
               Tel: 415-978-3000
               Fax: 415-978-3014

               or such other address as may hereafter be furnished to the Seller in writing by any Purchaser.

Section 7.05.  Severability of Provisions.
               --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 7.06.  Relationship of Parties.
               -----------------------

     Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Seller shall be rendered as an independent contractor and not as agent for any Purchaser.

Section 7.07.  Execution; Successors and Assigns; Counterparts.
               -----------------------------------------------

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. This Agreement shall inure to the benefit of and be binding upon the Seller and each Purchaser and their respective successors and assigns.

Section 7.08.  Recordation of Assignments of Mortgage.
               --------------------------------------

     To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller's expense, in the event recordation is either necessary or advisable in accordance with Acceptable Servicing Practices or under applicable law or is requested by the Purchaser at its sole option in the case of Mortgage Loans that are not registered on MERS.

Section 7.09.  Assignment by Purchaser.
               -----------------------

     The  Purchaser  shall  have the  right,  subject to the limits set forth in
Section 2.02 and Section 6.01 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing a Reconstitution Agreement (subject to the terms of Section 6.01) with the Seller and such assignee, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans (except with respect to any rights of indemnification pursuant to this Agreement, which rights shall survive any assignment or termination). All references to the Purchaser in this Agreement shall be deemed to include a reasonable assignee or designee (except with respect to any indemnification rights of the Purchaser under this Agreement), provided prior written notice of such assignee of designee has been given to the Seller by the Purchaser. In the event the Purchaser assigns this Agreement, and the assignee assumes any of the Purchaser's obligations hereunder, the Seller acknowledges and agrees to look solely to such assignee, and not the Purchaser, for performance of the obligations so assumed and the Purchaser shall be relieved from any liability to the Seller with respect thereto, except with respect to any rights of indemnification pursuant to this Agreement, which rights shall survive any assignment or termination.

Section 7.10.  Solicitation of Mortgagor.
               -------------------------

     From and after the Closing Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Seller's behalf, to personally, by telephone, mail or electronic mail, solicit the Mortgagor under any Mortgage Loan (on a targeted basis) for the purpose of refinancing such Mortgage Loan provided, however, that this limitation shall not prohibit the Seller from soliciting such Mortgagor for purposes of prepayment, refinance or modification of any loan owned or serviced by the Seller other than a Mortgage Loan. Notwithstanding the foregoing, it is understood and agreed that promotions, solicitations (including, without limitation, those for purposes of prepayment, refinance or modification) and other marketing activities undertaken by the Seller or any of its affiliates which are directed to the general public at large or which are directed generally to a segment of the then existing customers of the Seller or any of its affiliates, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio or television advertisements, the mailing of promotional materials to the Seller's or its affiliates' deposit customers by inserting such materials into customer account statements shall not constitute solicitation under this Section and solicitations made on the basis of information acquired by the Seller or its affiliates that indicates that a borrower may be planning to refinance, nor is the Seller prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor. Language included on or in the Seller 's website, interactive voice response system, coupon books or billing statements that is not specifically targeted at the borrower or obligor under any Mortgage Loan, shall not be deemed to constitute solicitations under Section
7.10. Notwithstanding anything to the contrary, this section shall not prohibit the Seller or its agent or affiliates from serving the refinancing needs or other financial needs of a Mortgagor who, without solicitation, contacts the Seller or its agents or affiliates directly.

Section 7.11.  Further Agreements.
               ------------------

     Each of the Purchasers and the Seller agrees to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 7.12.  Confidential Information.
               ------------------------

     The Seller and the Purchaser shall keep confidential and shall not divulge to any other party, without the Purchaser's or the Seller's, as applicable, prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Seller or the Purchaser to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies. The restrictions set forth in this paragraph shall survive the termination of this Agreement.

     Each of the Purchasers and the Seller agrees that it (i) shall comply with all applicable laws and regulations regarding the privacy or security of Consumer Information, (ii) shall not collect, create, use, store, access, disclose or otherwise handle Consumer Information in any manner inconsistent with any applicable laws or regulations regarding the privacy or security of Consumer Information, (iii) shall not disclose Consumer Information to any non-affiliated third party except to enforce or preserve its rights, as otherwise permitted or required by applicable law (or by regulatory authorities having jurisdiction in the premises) or, in the case of the Seller, at the specific written direction of the Purchaser, (iv) shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Consumer Information, including maintaining security measures designed to meet the Interagency Guidelines Establishing Standards for Safeguarding Consumer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616 (as amended, supplemented or restated), and the rules promulgated thereunder and (v) shall promptly notify the other party in writing upon becoming aware of any actual breach and of any suspected breach of this section. The restrictions set forth in this paragraph shall survive the termination of this Agreement.

     The Seller shall promptly provide any Purchaser's regulators reasonable information regarding such security measures upon the reasonable request of such Purchaser, which information shall include, but not be limited to, independent audit reports, summaries of test results or equivalent measures taken by the Seller with respect to its security measures, as agreed upon by the parties.

Section 7.13.  Exhibits.
               --------

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 7.14.  General Interpretive Principles.
               -------------------------------

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

     (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

Section 7.15.  Reproduction of Documents.
               -------------------------

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 7.16.  Purchase Price and Terms Letter.
               -------------------------------

     The terms and conditions set forth in the Purchase Price and Terms Letter among the Purchasers and the Seller with respect to each Closing Date shall be incorporated herein. In the event of any conflict between the terms of this Agreement and the related Purchase Price and Terms Letter, the Purchase Price and Terms Letter shall control, provided, that, in the case of a conflict relating to the servicing of the Mortgage Loans, this Agreement shall control.

                               [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the Seller and the Purchasers have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                            SELLER
                                            ------

                                            LEHMAN CAPITAL, A DIVISION OF
                                            LEHMAN BROTHERS HOLDINGS INC.



                                            By:   ______________________________
                                                  Name:
                                                  Title:


                                            PURCHASERS
                                            ----------

                                            LUMINENT MORTGAGE CAPITAL, INC.



                                            By:   ______________________________
                                                  Name:
                                                  Title:



                                            MERCURY MORTGAGE FINANCE
                                            STATUTORY TRUST



                                            By:   ______________________________
                                                  Name:
                                                  Title:



                                            MAIA MORTGAGE FINANCE STATUTORY
                                            TRUST



                                            By:   ______________________________
                                                  Name:
                                                  Title:

                                    EXHIBIT A

                             MORTGAGE LOAN DOCUMENTS
                             -----------------------

     With respect to each Mortgage Loan, the Mortgage Loan Documents shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Servicer in the Servicing File or delivered to the Custodian pursuant to Sections 2.03 of the Flow Sale Agreement.

(a) the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note endorsed "Pay to the order of _____________________________, without recourse and signed in the name of the previous owner by an authorized officer;

(b) the original of any guarantee executed in connection with the Mortgage Note (if any);

(c) the original Mortgage with evidence of recording thereon or, copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by the Seller indicating that such Mortgage has been delivered for recording. The return directions for the original Mortgage should indicate, when recorded, mail to the Seller;

(d) the originals of all assumption, modification, consolidation or extension agreements, (or, if an original of any of these documents has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

(e) the original Assignment of Mortgage as appropriate, in recordable form, for each Mortgage Loan to ___________, for Mortgage Loans that are not registered with MERS,

(f) the originals of any intervening recorded Assignments of Mortgage showing a complete chain of assignment from origination to the Seller, including warehousing assignments, with evidence of recording thereon, (or, if any original intervening Assignment of Mortgage has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Custodian forthwith after return from such recording office);

(g) with respect to each Mortgage Loan, the original mortgage title insurance policy or attorney's opinion of title and abstract or a title commitment or title binder if an original title insurance policy has not been issued, or a duplicate copy of an original title insurance policy; and

(h) the original or copy of the PMI policy or certificate of insurance, where required; and

(i)  such  additional  documents,   instruments  and/or  agreements  as  may  be
     reasonably necessary or appropriate to accomplish the transfer.

                                    EXHIBIT B

                               CUSTODIAL AGREEMENT
                               -------------------

                                    EXHIBIT C

            FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
            --------------------------------------------------------


                              [DATE OF ASSIGNMENT]

     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated ___________________, among _________________, a _________________ corporation having an office at
_________________   ("Assignor"),   _________________,   having   an  office  at
_________________ ("Assignee") and LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC. (the "Seller"), having an office at 745 7th Avenue, New York, NY 10019:

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. With respect to the Mortgage Loans listed on Exhibit A hereto, the Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under that certain Flow Sale Agreement, (the "Flow Sale Agreement"), dated as of November 1, 2006, by and among Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust, Maia Mortgage Finance Statutory Trust, as purchasers (collectively, the "Purchasers", and individually, as the purchaser of any Mortgage Loan under the Flow Sale Agreement, the "Purchaser"), and the Seller, and the Mortgage Loans delivered thereunder by the Seller to the Purchaser.

     2. The Assignor warrants and represents to, and covenants with, the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Flow Sale Agreement or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Flow Sale Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Flow Sale Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Flow Sale Agreement or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "Securities Act") or which would render the disposition of the Mortgage
Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

     3. That Assignee warrants and represent to, and covenants with, the Assignor and the Seller pursuant to Section 7.09 of the Flow Sale Agreement that:

          a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Flow Sale Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor's obligations as purchaser thereunder;

          b. The Assignee understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state;

          c. The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

          d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) Regulation D, promulgated under the Securities Act;

          e. The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          f. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Seller;

          g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

          h. Either (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan ("Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

          i.  The   Assignee's   address   for   purposes  of  all  notices  and
correspondence related to the Mortgage Loans and the Flow Sale Agreement is:

                  [NAME AND ADDRESS OF ASSIGNEE]
                  Attention: __________________________
                  Telephone:  _________________________
                  Fax:  _______________________________

     4. Accuracy of the Sale Agreement.

     The Seller and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Flow Sale Agreement and all amendments and modifications, if any, thereto, (ii) the Flow Sale Agreement has not been amended or modified in any respect, except as set forth in this Agreement, and (iii) no notice of termination has been given to the Seller under the Flow Sale Agreement.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement be executed by their duly authorized officers as of the date first above written.



[NAME OF ASSIGNOR]                        [NAME OF ASSIGNEE]

By:_______________________________        By:  _________________________________

Name: ____________________________        Name:  _______________________________

Its: _____________________________        Its:  ________________________________



LEHMAN CAPITAL, A DIVISION OF
   LEHMAN BROTHERS HOLDINGS,
   as Seller
By:  __________________________________

Name:  _______________________________

Its:  __________________________________

                                    EXHIBIT A
             to the Assignment, Assumption and Recognition Agreement

                             MORTGAGE LOAN SCHEDULE
                             ----------------------

                                    EXHIBIT B
             to the Assignment, Assumption and Recognition Agreement

                     EXECUTION COPIES OF FLOW SALE AGREEMENT
                     ---------------------------------------
                                        ]

                                    EXHIBIT D

                         REPRESENTATIONS AND WARRANTIES
                       REGARDING INDIVIDUAL MORTGAGE LOANS
                       -----------------------------------



     (a)  Mortgage Loans as Described.
          ---------------------------

          The information set forth in the Mortgage Loan Schedule annexed to the related Memorandum of Sale and the final agreed-upon data tape is complete, true and correct;

     (b)  Payments Current.
          -----------------

          Except as set forth in the Mortgage Loan Schedule, all payments required to be made prior to the related Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. Except as set forth in the Mortgage Loan Schedule no payment under any Mortgage Loan has been thirty (30) days or more delinquent since origination of such Mortgage Loan;

     (c)  No Outstanding Charges.
          -----------------------

          All taxes, governmental assessments, insurance premiums, leasehold payments, ground rents, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable.

     (d)  Original Terms Unmodified.
          --------------------------

          The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument and is part of the Collateral File, and which has been recorded, to the extent required by law, to protect the interests of the Purchaser; provided, further, that the Mortgage Loan Schedule reflects the terms of such impairment, waiver, alteration or modification. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Custodian and the terms of which are reflected on the related Mortgage Loan Schedule;

     (e)  No Defenses.
          ------------

          The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

     (f)  No Satisfaction of Mortgage.
          ----------------------------

          The  Mortgage  has  not  been  satisfied,  canceled,  subordinated  or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

     (g)  Validity of Mortgage Documents.
          -------------------------------

          The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium and other principles of equity affecting the rights of creditors generally, whether considered in the proceeding at law or in equity. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

     (h)  No Fraud.
          ---------

          No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller or, to the knowledge of the Seller, the Mortgagor, any appraiser, any builder or any developer, or any other party involved in the solicitation, origination or servicing of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan or in connection with the sale of such Mortgage Loan to the Purchaser, and, to the knowledge of the Seller, there are no circumstances existing with respect to the Mortgage Loan which would permit the primary mortgage guaranty insurer to deny coverage under any insurance policy;

     (i)  Location and Type of Mortgaged Property.
          ----------------------------------------

          The  Mortgaged  Property  is  located in the state  identified  in the
          Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse; provided, however, that any condominium project or planned unit development shall conform with the applicable Fannie Mae or Freddie Mae requirements regarding such dwellings. If the Mortgage Loan is secured by a long-term residential lease, the leasehold estate conformed with the Underwriting Guidelines. None of the Mortgaged Properties are log homes, mobile homes, geodesic domes or other unique property types. To the Seller's knowledge, as of the date of origination, no portion of the Mortgaged Property was being used for commercial or mixed-use purposes and, to the Seller's knowledge, since such date, no portion of the Mortgaged Property has been used for commercial purposes. No Mortgage Loan finances builder inventory;

     (j)  Valid First or Second Lien.
          ---------------------------

          The Mortgage is a valid, subsisting, enforceable and perfected first or second lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

          (i) the lien of current real property taxes and assessments not yet due and payable;

          (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the Appraisal made for the originator of the Mortgage Loan and (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such Appraisal;

          (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and

          (iv) with respect to each Second Lien Mortgage a prior mortgage lien on the Mortgaged Property.

          Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable (A) first lien and first priority security interest with respect to each First Lien Mortgage Loan, or (B) second lien and second priority security interest with respect to each Second Lien Mortgage Loan, in each case, on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

     (k)  Full Disbursement of Proceeds.
          ------------------------------

          The proceeds of the Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and any and all requirements as to disbursements of escrow funds for such improvements have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

     (l)  Consolidation of Future Advances.
          ---------------------------------

          Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan; the Seller shall not make future advances after the related Cut-off Date;

     (m)  Ownership.
          ----------

          The Seller, or MERS as nominee for the Seller, is the sole owner of record and holder of the Mortgage Loan and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Seller has good and marketable title thereto and has full right to transfer and sell the Mortgage Loan to the Purchaser. The Seller is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, agreements with other parties to sell or otherwise transfer the Mortgage Loan, charges or security interests of any nature encumbering such Mortgage Loan;

     (n)  Origination/Doing Business.
          ---------------------------

          The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance Seller, or similar institution that is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (A) organized under the laws of such state,
          (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

     (o)  LTV, PMI Policy.
          ----------------

          No Mortgage Loan has a LTV greater than 100%. Except as set forth in the Mortgage Loan Schedule, if a Mortgage Loan had an original LTV of 80% or greater, and the Mortgage Loan Schedule reflects that the Mortgage Loan is covered by a PMI Policy, the excess over 78% is and will be insured as to payment defaults by a PMI Policy until terminated pursuant to the Homeowners Protection Act of 1998, 12 USC ss.4901, et seq. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. The insurer under such PMI Policy is a Qualified Insurer. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder or the related servicer to maintain the PMI Policy and to pay all premiums and charges in connection therewith. Any such premium is not payable from any portion of the Mortgage Interest Rate. No Mortgage Loan requires payment of such premiums, in whole or in part, by the Purchaser;

     (p)  Title Insurance.
          ----------------

          The Mortgage Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area where the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance, issued by a Qualified Insurer and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of Paragraph (j) of this Section 3.02, with respect to each Second Lien Mortgage Loan, clause (4) of Paragraph (j) of this Section 3.02, and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of such lender's title insurance policy. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the purchase of the Mortgage Loans as contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and, to the knowledge of the Seller, no prior holder of the Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy. In connection with the issuance of such lender's title insurance policy, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

     (q)  No Defaults.
          ------------

          Except as set forth in the Mortgage Loan Schedule, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor its predecessors have waived any default, breach, violation or event of acceleration. With respect to each Second Lien Mortgage Loan, (i) the prior mortgage is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

     (r)  No Mechanics' Liens.
          --------------------

          There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

     (s)  Location of Improvements; No Encroachments.
          -------------------------------------------

          Except as insured against by the title insurance policy referenced in Paragraph (p) above, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the

          Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

     (t)  Payment Terms.
          --------------

          Except with respect to the Interest Only Mortgage Loans and Mortgage Loans providing for Negative Amortization, principal payments commenced no more than sixty (60) days after the funds were disbursed to the Mortgagor in connection with the Mortgage Loan. Except as set forth in the Mortgage Loan Schedule, the Mortgage Loans have an original term to maturity of not more than thirty (30) years, with interest payable in arrears on the Due Date set forth on the related Mortgage Loan Schedule. As to each Adjustable Rate Mortgage Loan on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the Index plus the applicable Gross Margin, rounded up or down to the nearest or next highest multiple of 0.125% indicated by the Mortgage Note; provided that the Mortgage Interest Rate will not increase or decrease by more than the Periodic Interest Rate Cap on any Adjustment Date, and will in no event exceed the maximum Mortgage Interest Rate or be lower than the minimum Mortgage Interest Rate listed on the Mortgage Loan Schedule for such Mortgage Loan. As to each Adjustable Rate Mortgage Loan which is not an Interest Only Mortgage Loan or a Mortgage Loan providing for Negative Amortization, each Mortgage Note requires a monthly payment which is sufficient to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. As to each Adjustable Rate Mortgage Loan, if the related Mortgage Interest Rate changes on an Adjustment Date (or with respect to an Interest Only Mortgage Loan, on an Adjustment Date following the related interest-only period), the then outstanding principal balance will be reamortized over the remaining life of such Mortgage Loan;

     (u)  Customary Provisions.
          ---------------------

          The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including,
          (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption (other than under the Servicemembers Civil Relief Act) available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

     (v)  Occupancy of the Mortgaged Property.
          ------------------------------------

          To the best of the Seller's knowledge, the Mortgaged Property is lawfully occupied as of the Closing Date;

     (w)  No Additional Collateral.
          -------------------------

          The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Paragraph (m) above;

     (x)  Deeds of Trust.
          ---------------

          In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the mortgagee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

     (y)  Transfer of Mortgage Loans.
          ---------------------------

          With respect to each Mortgage that is not recorded in the name of MERS or its designee, the Assignment of Mortgage, upon the insertion of the name of the assignee and recording information, is in recordable form (other than the name of the assignee if in blank) and is acceptable for recording under the laws of the jurisdiction in which the related Mortgaged Property is located;

     (z)  Mortgaged Property Undamaged.
          -----------------------------

          The Mortgaged Property is not subject to material damage and undamaged by waste, fire, earthquake or earth movement, windstorm, hurricane, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

     (aa) Servicing and Collection Practices; Escrow Deposits.
          ----------------------------------------------------

          The  servicing  and  collection  practices  used with  respect  to the
          Mortgage Loan have been in accordance with Accepted Servicing Practices, any applicable laws, rules and regulations and in accordance with the terms of the Mortgage Note, Mortgage and other loan documents, whether such servicing was done by the Seller, its affiliates, any third party or any servicing agent of any of the foregoing. With respect to Mortgage Loans for which an escrow account is established, all escrow deposits and Escrow Payments are in the possession of the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. Except as set forth on the Mortgage Loan Schedule, no escrow deposits or Escrow Payments or other charges or payments have been capitalized under the Mortgage Note;

     (bb) No Condemnation.
          ----------------

          There is no proceeding pending or to the best of the Seller's knowledge threatened for the total or partial condemnation of the related Mortgaged Property;

     (cc) The Appraisal.
          --------------

          The Mortgage File contains an Appraisal of the related Mortgaged Property. The appraisal was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser;

     (dd) Insurance.
          ----------

          All buildings on the Mortgaged Property are insured by a Qualified Insurer against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are provided for in the Underwriting Guidelines and the requirements of
          Section 4.10, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project. If the improvements on the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, then a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier and such policy conforms to the Underwriting Guidelines. Such flood insurance policy is in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the related Mortgaged Property and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Each such insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof;

     (ee) No Impairment of Insurance Coverage.
          ------------------------------------

          No action, inaction, or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy or PMI Policy, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or any designee of the Seller or any corporation in which the Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance;

     (ff) Servicemembers Civil Relief Act.
          --------------------------------

          The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested by or allowed to the Mortgagor under the Servicemembers Civil Relief Act or any similar state law or local laws;

     (gg) Balloon Payments, Graduated Payments or Contingent Interests.
          -------------------------------------------------------------

          With respect to any Mortgage Loan which is identified on the Mortgage Loan Schedule as a balloon mortgage loan (each, a "Balloon Mortgage Loan"), the Mortgage Note is payable in Monthly Payments based on a thirty (30) year amortization schedule with a final Monthly Payment substantially greater than the preceding Monthly Payment which is sufficient to amortize the remaining principal balance of the Balloon Mortgage Loan and such final Monthly Payment shall not be due prior to 180 months following the origination of the Balloon Mortgage Loan. The Mortgage Loan is not a graduated payment Mortgage Loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

     (hh) No Construction Loans.
          ----------------------

          No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan;

     (ii) Underwriting.
          -------------

          Each  Mortgage   Loan  was   underwritten   in  accordance   with  the
          Underwriting Guidelines; the Mortgage Note and the Mortgage are on forms acceptable to Fannie Mae or Freddie Mac;

     (jj) Buydown Mortgage Loans.
          -----------------------

          With respect to each Mortgage Loan that is a Buydown Mortgage Loan:

          (1) On or before the date of origination of such Mortgage Loan, the Seller and the Mortgagor, or the Seller, the Mortgagor and the seller of the Mortgaged Property or a third party entered into a Buydown Agreement. The Buydown Agreement provides that the seller of the Mortgaged Property (or third party) shall deliver to the Seller temporary Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on each Due Date in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payment due on such Mortgage Loan. The temporary Buydown Funds enable the Mortgagor to qualify for the Buydown Mortgage Loan. The effective interest rate of a Buydown Mortgage Loan, if less than the interest rate set forth in the related Mortgage Note, will increase within the Buydown Period as provided in the related Buydown Agreement so that the effective interest rate will be equal to the interest rate as set forth in the related Mortgage Note. The Buydown Mortgage Loan satisfies the requirements of the Underwriting Guidelines;

          (2) The Mortgage and Mortgage Note reflect the permanent payment terms rather than the payment terms of the Buydown Agreement. The Buydown Agreement provides for the payment by the Mortgagor of the full amount of the Monthly Payment on any Due Date that the Buydown Funds are available. The Buydown Funds were not used to reduce the original principal balance of the Mortgage Loan or to increase the Appraised Value of the Mortgage Property when calculating the Loan-to-Value Ratios for purposes of the Agreement and, if the Buydown Funds were provided by the Seller and if required under the Underwriting Guidelines, the terms of the Buydown Agreement were disclosed to the Qualified Appraiser of the Mortgaged Property;

          (3) The Buydown Funds may not be refunded to the Mortgagor unless the Mortgagor makes a principal payment for the outstanding balance of the Mortgage Loan; and

          (4) As of the date of origination of the Mortgage Loan, the provisions of the related Buydown Agreement complied with the requirements of the Underwriting Guidelines regarding buydown agreements;

     (kk) No Bankruptcy.
          --------------

          No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated and, to the best of the Seller's knowledge, following the date of origination of the Mortgage Loan, the Mortgagor with respect to the

          Mortgage Loan was not a debtor in any state or federal bankruptcy or insolvency proceeding, and the Mortgaged Property has not been subject to any bankruptcy or foreclosure proceedings;

     (ll) Interest Calculation.
          ---------------------

          Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Mortgage Loan provides for interest payable on a simple interest basis. No Mortgage Loan provides for an increase in the related Mortgage Interest Rate upon the occurrence of a default under the terms of the related Mortgage Note;

     (mm) No Violation of Environmental Laws.
          -----------------------------------

          To the best of Seller's knowledge: (i) the Mortgaged Property is free from any and all toxic or hazardous substances and (ii) there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

     (nn) Texas Refinance Mortgage Loans.
          -------------------------------

          Each  Mortgage  Loan  originated  in the  state of Texas  pursuant  to
          Article XVI, Section 50(a)(6) of the Texas Constitution (a "Texas Refinance Loan") has been originated in compliance with the provisions of Article XVI, Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code. If the Mortgage Loan was originated in Texas, it is not a cash out refinancing;

     (oo) Conversion to Fixed Interest Rate.
          ----------------------------------

          No Adjustable Rate Mortgage Loan contains a provision permitting or requiring conversion to a fixed rate of interest;

     (pp) The Mortgagor.
          --------------

          The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" or "blind trust" and such "living trust" or "blind trust" is in compliance with the Underwriting Guidelines. In the event the Mortgagor is a trustee of a "living trust," such trustee is a natural person and is an obligor under the Mortgage Note in his or her individual capacity;

     (qq) Due on Sale.
          ------------

          The Mortgage contains an enforceable provision, to the extent not prohibited by applicable law as of the date of such Mortgage, for the acceleration of the payment of the unpaid principal balance of the

          Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

     (rr) Adjustments.
          ------------

          All of the terms of the related Mortgage Note pertaining to interest adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable and such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan;

     (ss) Compliance with Anti-Money Laundering Laws.
          -------------------------------------------

          The Seller has complied with all applicable and anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws");

     (tt) Tax Service Contracts; Flood Certification Contract.
          ----------------------------------------------------

          Each First Lien Mortgage Loan is covered by a paid in full, life of loan, tax service contract and each Mortgage Loan is covered by a paid in full, life of loan, flood certification contract and each of these contracts is assignable to the Purchaser and its assigns;

     (uu) Consent.
          --------

          Either (a) no consent for the Second Lien Mortgage Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File;

     (vv) CLTV.
          -----

          No Second Lien Mortgage Loan has a CLTV in excess of 100%;

     (ww) Debt-to-Income Ratio.
          ---------------------

          Except as set forth on the Mortgage Loan Schedule, each Mortgagor had a debt-to-income ratio of 55% or less at the time of origination;

     (xx) Qualified Mortgages.
          --------------------

          Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code;

     (yy) No Litigation Pending.
          ----------------------

          There is no action, suit, proceeding or investigation pending, or to the Seller's knowledge threatened, that is related to the Mortgage Loan and likely to affect materially and adversely the servicing of such Mortgage Loan;

     (zz) Pledged Asset Loans.
          --------------------

                  The Mortgage Loan is not a "pledged asset" mortgage loan;

     (aaa) Compliance with Applicable Laws.
           --------------------------------

           All requirements of any applicable federal, state or local law including, without limitation, all applicable predatory and abusive lending, usury, truth-in-lending, real estate settlement procedures, consumer credit protection (including Uniform Consumer Credit Code laws), fair credit reporting, unfair collection practices, equal credit opportunity or fair housing and disclosure laws (including, without limitation, any provisions relating to Prepayment Premiums) applicable to the solicitation, origination, servicing and collection of the Mortgage Loan have been complied with, the Mortgagor received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and, if the Mortgage Loan is a refinanced Mortgage Loan, rescission materials required by applicable laws. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

     (bbb) Prepayment Premiums.
           --------------------

           Each Prepayment Premium is permissible and enforceable in accordance with its terms under applicable law. Each Mortgage Loan with a Prepayment Premium provides some benefit to the borrower (e.g., a rate or fee reduction) in exchange for accepting such Prepayment Premium;

     (ccc) HOEPA and Similar Laws.
           -----------------------

           No Mortgage Loan is (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 as amended, or (b) a "high cost," "threshhold," "covered," "predatory," "abusive," or similarly defined loan, including refinance loans, under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), provided that any Mortgage Loan secured by a Mortgaged Property in Illinois characterized as a "threshold" loan shall not be a "high cost" loan unless it is characterized as "predatory" under applicable local law or (c) a "High Cost Loan" or "Covered Loan" as defined in the S&P LEVELS

           Glossary; the Seller has implemented and conducted compliance procedures to determine if each Mortgage Loan is "high cost" home loan under the applicable laws and performed a review of the disclosure provided to the related Mortgagor in accordance with such laws and the related Mortgage Note in order to determine that such Mortgage Loan, if subject to any such law, does not violate any such law;

     (ddd) Single Premium Credit Life Insurance.
           -------------------------------------

           No Mortgagor was required to purchase any single premium credit life, credit disability, credit unemployment, credit property, accident or health insurance product as a condition of obtaining the extension of credit for the Mortgage Loan or in connection with the origination of the Mortgage Loan;

     (eee) Credit Reporting.
           -----------------

           The Seller for each Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e. favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Seller (three of the credit repositories);

     (fff) Higher Cost Credit Products.
           ----------------------------

           No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the originator of the Mortgage Loan which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify, taking into account credit history and debt-to-income ratios, for a lower cost credit product then offered by the originator; and

     (ggg) No Mandatory Arbitration Provisions.
           ------------------------------------

           With respect to each Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

                                    EXHIBIT E

                           FORM OF MEMORANDUM OF SALE
                           --------------------------

          CLOSING DATE:

     This Memorandum of Sale (this "Memorandum"), dated as of _______ (the "Closing Date"), confirms the sale by Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Seller"), to [LUMINENT MORTGAGE CAPITAL, INC. / MERCURY MORTGAGE FINANCE STATUTORY TRUST / MAIA MORTGAGE FINANCE STATUTORY TRUST] (the "Purchaser"), and the purchase by the Purchaser from the Seller, of the first lien [fixed rate] [adjustable rate] residential mortgage loans on a servicing retained basis described on the Mortgage Loan Schedule attached hereto as Schedule I (the "Mortgage Loans"), pursuant to the terms of the Flow Sale Agreement (the "Flow Sale Agreement"), dated as of November 1, 2006, and is by and between the Purchaser and the Seller. The Mortgage Loans will be serviced pursuant to the terms of the Flow Servicing Agreement, dated as of November 1, 2006, by and among the Purchaser, Aurora Loan Services LLC, as servicer, and the Seller, as servicing rights owner.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller does hereby bargain, sell, convey, assign and transfer to Purchaser without recourse, except as provided in the Flow Sale Agreement, and on a servicing retained basis (at a Servicing Fee Rate of [ - ]% per annum), all right, title and interest of the Seller in and to each of the Mortgage Loans, together with all documents maintained as part of the related Mortgage Files, all Mortgaged Properties which secure any Mortgage Loan but are acquired by foreclosure, deed in lieu of foreclosure after the Cut-off Date or otherwise, all payments of principal and interest received on the Mortgage Loans after the Cut-off Date, all other unscheduled collections collected in respect of the Mortgage Loans after the Cut-off Date, and all proceeds of the foregoing, subject, however, to the rights of the Seller under the Flow Sale Agreement.

     The Seller has delivered to the Custodian prior to the date hereof the documents with respect to each Mortgage Loan required to be delivered under the Flow Sale Agreement.

     Capitalized terms that are used herein but are not defined herein shall have the respective meanings set forth in the Flow Sale Agreement.

     IN WITNESS WHEREOF, the parties hereto, by the hands of their duly authorized officers, execute this Memorandum as of the Closing Date referred to above.

[LUMINENT MORTGAGE CAPITAL, INC.
MERCURY MORTGAGE FINANCE STATUTORY TRUST
MAIA MORTGAGE FINANCE STATUTORY TRUST],
as Purchaser



By: ___________________________
Name:  ________________________
Its:  _________________________



LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., as Seller



By: ___________________________
Name: _________________________
Its:  _________________________

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE
                             ----------------------

                                    EXHIBIT F


                        REGULATION AB COMPLIANCE ADDENDUM
                        ---------------------------------


                                    ARTICLE I
                                  DEFINED TERMS

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

Commission: The United States Securities and Exchange Commission.

Seller Information: As defined in Section 2.07(a).

Exchange Act: The Securities Exchange Act of 1934, as amended.

Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

Public Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered mortgage-backed securities or (2) an issuance of publicly offered securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Qualified Correspondent: Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Securities Act: The Securities Act of 1933, as amended.

Static  Pool   Information:   Static  pool  information  as  described  in  Item
1l05(a)(l)-(3) and 1105(c) of Regulation AB.

Third-Party Originator: Each Person, other than a Qualified Correspondent or the Seller, that originated (within the Meaning of Regulation AB) Mortgage Loans acquired by the Seller.

                                   ARTICLE II
                          COMPLIANCE WITH REGULATION AB

     Section 2.01.   Intent of the Parties; Reasonableness.
                     -------------------------------------

     The  Purchaser  and the Seller  acknowledge  and agree that the  purpose of
Article II of this Reg AB Addendum is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. Except to the extent otherwise set forth herein, references in this Regulation AB Addendum to compliance with Regulation AB include provision of comparable disclosure in private offerings.

     None of the Purchaser, the Depositor nor any Master Servicer shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, and agrees to reasonably amend this Agreement to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.

     The Purchaser (including any of its assignees or designees), the Master Servicer and the Depositor shall reasonably cooperate with the Seller by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with this Regulation AB Addendum.

     Section 2.02.   Additional Representations and Warranties.
                     -----------------------------------------

     (a) In connection with a Securitization Transaction, the Seller hereby represents to the Purchaser, to any Master Servicer and to the Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or the Depositor under Section 2.03 that, except as described in writing to the Purchaser, such Master Servicer or Depositor prior to such date:
(i) there are no material legal proceedings pending or known to be contemplated by governmental authorities against the Seller or any Third-Party Originator that are material to the related securityholders; and (ii) there are no affiliations relating to the Seller or Third-Party Originator with respect to any Securitization Transaction and any party thereto (identified in writing in the Reconstitution Agreement) of a type described in Item 1119 of Regulation AB.

     (b) If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any master Servicer or any Depositor under Section 2.03, the Seller shall endeavor within five Business Days but in no event later than ten Business Days following such request to confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

     Section 2.03.   Information to Be Provided by the Seller.
                     ----------------------------------------

     In connection with any Securitization Transaction, the Seller shall (i) endeavor within five Business Days but in no event later than ten Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a) and (b) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (c) of this Section.

     (a) If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, as is requested for the purpose of compliance with Items 1103(a)(l), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include:

          (A) the originator's form of organization;

          (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
     Item 1110(b)(2) of Regulation AB;

          (C) a description of any material legal proceedings pending or known to be contemplated by governmental authorities against the Seller and each Third-Party Originator; and

          (D) a description of any affiliation (of a type described in Item 1119 of Regulation AB) between the Seller, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                           (1) any servicer;
                           (2) any trustee;
                           (3) any originator;
                           (4) any significant obligor;
                           (5) any enhancement or support provider; and
                           (6) any other material transaction party.

     provided, in the event of a conflict between the obligations contained in this subsection (a) and the requirements of Regulation AB, the requirements of Regulation AB shall control.

     (b) In connection with a Public Securitization, if so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) sold by the Seller or any Third-Party Originator and originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of
Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable. Notwithstanding the foregoing, the parties acknowledge that the Seller has advised the Purchaser that it currently does not possess any Static Pool Information relevant to mortgage loans originated by Lehman Brothers Bank (or its correspondents) to the Bank's underwriting guidelines, and is unable to obtain same without unreasonable effort or expense; provided further, in connection with this sentence, that the Seller shall not be in default or liable for the failure to deliver Static Pool Information. The Seller agrees to advise the Purchaser if and when it can provide such Static Pool Information.

     Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller.

     If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

     (c) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Third-Party Originator to) (i) notify the Purchaser and such Depositor in writing of (A) any legal proceedings pending against the Seller or any
Third-Party Originator that is material to the securityholders or any such proceedings known to be contemplated by governmental authorities, (B) any affiliations  that  develop  following  the  closing  date  of a  Securitization
Transaction between the Seller or any Third-Party Originator and any of the parties specified in clause (a) (D) of Section 2.03 (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and such Depositor a description of such proceedings or affiliations.

     Section 2.04.   Indemnification; Remedies.
                     -------------------------

     (a) The Seller shall indemnify the Purchaser, each affiliate of the Purchaser that has entered into the applicable Reconstitution Agreement, and each of the following parties participating in a Securitization Transaction, to the extent identified in such Reconstitution Agreement: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers and employees of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under this Article II by or on behalf of the Seller, or provided under this Article II by or on behalf of any Third-Party Originator (collectively, the "Seller Information"), or
     (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

          (ii) any material breach by the Seller of its  obligations  under this
     Article II, including particularly any failure by the Seller to deliver any information, report, certification, accountants' letter or other material when and as required under this Article;

          (iii) any breach by the Seller of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date; or

          (iv) the negligence, bad faith or willful misconduct of the Seller in connection with its performance under this Article II.

provided, for claims of an alleged untrue statement of fact or alleged omission, the Purchaser shall not enter into any such claim without the consent of Seller, which consent shall not be unreasonably withheld and that the Seller shall not be subject to the indemnification provisions of this clause (a) if such claims are made without merit or not in good faith; provided, further, that in no event shall the Seller be liable for any indirect, incidental, special, exemplary or consequential damages.

     In the case of any failure of performance described in clause (a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller or any Third-Party Originator.

     (b) The Purchaser shall indemnify the Seller, each Person who controls the Seller (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act; and the respective present and former directors, officers and employees of each of the foregoing (each a "Seller Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (1)(a) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials") or
(b) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, result in from, or based upon the Seller Information and (2) the negligence, bad faith or willful misconduct of any party to the Securitization Transaction other than the Seller. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

     (c) If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the indemnifying party agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the indemnifying party on the other.

     (d) This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.